                                 EXHIBIT 2(j)

Further Amendments to Definitive Agreements dated as of April 23, 1992, among
    EGL Steel Inc., Inland Steel Electrogalvanizing Corporation, Pre Finish Metals (EG) Incorporated, Bethlehem Steel Corporation, Inland Steel Company,
    Inland Steel Industries, Inc., Pre Finish Metals Incorporated and Material
                             Sciences Corporation

                               Walbridge Coatings



                           Dated as of April 23, 1992


EGL Steel Inc. and                           Inland Steel Electrogalvanizing
Bethlehem Steel Corporation                    Corporation,
701 East Third Street                        Inland Steel Company and
Bethlehem, Pennsylvania 18015                Inland Steel Industries, Inc.
                                             30 West Monroe Street,
                                             Chicago, Illinois 60603

Pre Finish Metals (EG)
 Incorporated,
Pre Finish Metals Incorporated and
Material Sciences Corporation
2300 East Pratt Boulevard
Elk Grove Village, Illinois 60007

                    Re:  Amendments to Definitive Agreements
                         -----------------------------------

Gentlemen:

     Reference is made to the Partnership Agreement dated as of August 30, 1984 by and among EGL Steel Inc., Inland Steel Electrogalvanizing Corporation and Pre Finish Metals (EG) Incorporated, as amended, pursuant to which Walbridge Coatings, An Illinois Partnership ("Walbridge Coatings") was formed, and to the various Definitive Agreements, as amended, referred to therein. All capitalized terms not defined in this letter agreement shall have the meaning specified in the Definitive Agreements.

The following amendments are intended to formally document certain matters which involve provisions of the agreements modified herein. Accordingly, each party to this agreement hereby agrees to the following amendments with respect to those agreements identified below to which they are a party:

Appendix A to the Parent Agreement, Partnership Agreement, Construction
-----------------------------------------------------------------------
Agreement, Operating Agreement and Coating Agreements:
------------------------------------------------------

     The following definitions are hereby added to Appendix A in proper alphabetical order:

Dated as of April 23,1992
Page 3


     "Purchase Closing" shall mean the date, if any, of the closing of the sale and transfer of Inland's Walbridge Interests (as such term is defined in the Transfer Agreement) pursuant to the terms and conditions of the Transfer Agreement.

     "Purchase Percentage" shall mean that percentage of Inland's Walbridge Interests (as such term is defined in the Transfer Agreement) to be transferred to and assumed by Bethlehem and/or EGL Steel on the Purchase Closing under the Transfer Agreement, which shall be 50%, as such percentage may be reduced pursuant to the terms of the Transfer Agreement.

     "Purchaser" shall mean a) with respect to the Inland Coating Agreement, Inland, and b) with respect to the Bethlehem Coating Agreement, Bethlehem.

     "Ramp-up Period" shall mean the period, if any, commencing on the Initial Production Date (as such term is defined in the Transfer Agreement) and ending on the Purchase Closing or as otherwise provided in the Transfer Agreement.

     "Transfer Agreement" shall mean the Transfer Agreement dated as of May 29, 1991, among Inland Industries, Inland, Inland EG, Bethlehem and EGL Steel, as amended by the amendment thereto dated the date hereof (a certified copy of which has been delivered to PFM on the date hereof, including all exhibits and other attachments, but not including dollar amounts). All provisions of the Transfer Agreement referred to in any of the Definitive Agreements shall be deemed to be a part of such Definitive Agreements and incorporated therein as though such provisions were set forth verbatim therein.

The following definitions currently contained in Appendix A are hereby deleted and replaced with the following:

     "Financial Interest" shall mean, with respect to any Partner, such Partner's percentage financial interest in the Partnership, as set forth opposite the Partner's name and at the time indicated below:

                         Prior to the Purchase Closing
                         -----------------------------

     Partner                                           Financial Interest
     -------                                           ------------------

     EGL Steel                                              25%
     Inland EG                                              25%
     PFM EG                                                 50%

Dated as of April 23,1992
Page 4


                       On and After the Purchase Closing
                       ---------------------------------

     Partner                                  Financial Interest
     -------                                  ------------------

     EGL Steel                                     25% plus the
                                                       ----
                                              product of 25% times
                                              the Purchase Percentage

     Inland EG                                     25% minus the
                                                       -----
                                              product of 25% times
                                              the Purchase Percentage

     PFM EG                                        50%


     "Voting Interest" shall mean, with respect to any Partner, such Partner's percentage voting interest in the Partnership, as set forth opposite the Partner's name and at the time indicated below:

                         Prior to the Purchase Closing
                         -----------------------------

     Partner                                  Voting Interest
     -------                                  ---------------

     EGL Steel                                     26%
     Inland EG                                     26%
     PFM EG                                        48%

Dated as of April 23,1992
Page 5


                        On or After the Purchase Closing
                        --------------------------------

Partner                                           Voting Interest
-------                                           ---------------

EGL Steel                                              26% plus the
                                                           ----
                                                  product of 26% times
                                                  the Purchase Percentage

Inland EG                                              26% minus the
                                                  product of 26% times
                                                  the Purchase Percentage

PFM EG                                                 48%

Partnership Agreement:
---------------------

     Section 7.1, Annual Meeting of Partners, is hereby amended by adding the
                  --------------------------
following parenthetical after the words "two individuals" in the second sentence of such Section:

     "(or a fewer or greater number as provided in Section 8.1 hereof)"

     Section 8.1, Members, is hereby amended by adding the following at the end
                  -------
of such Section:

     "After the Purchase Closing, if, for any reason, Inland EG relinquishes, in its sole and absolute discretion, one of its two positions on the Management Committee, EGL Steel shall be entitled to appoint one additional member to the Management Committee, provided, however, that no such
                                         --------  -------
     relinquishment or appointment shall affect or change the voting procedures set forth in Section 8.2 hereof."

     Section 13.2, Permissible Transfers, is hereby amended by adding the
                   ---------------------
following at the end of such Section:

     "(c) in connection with the Transfer Agreement.

          As of the Purchase Closing, a portion equal to the Purchase Percentage of all of Inland's, Inland EG's and Inland Industries' (if any) interests in Walbridge and in and under the Definitive Agreements, as amended, including, without limitation, Inland's and Inland EG's Partner's Interest, Financial Interest, Voting Interest, rights to Production Time and residual equity interest (if any), shall be transferred to EGL Steel and/or Bethlehem and all

Dated as of April 23,1992
Page 6


     rights, liabilities and obligations corresponding thereto and arising thereafter in the Partnership and under the Definitive Agreements shall be transferred to and assumed by EGL Steel and/or Bethlehem, all in accordance with the Transfer Agreement; provided, however, that the documents to
                                  -----------------
     effect such transfer and assumption (without dollar amounts) shall be reasonably satisfactory to counsel for MSC, PFM and PFM EG. Payment obligations for any payment period and any other calculations with respect to a period of time which includes the Purchase Closing shall be calculated pro-rata in proportion to the respective interests of Inland EG and EGL Steel in the Partnership and under the Partnership Agreement before as compared with on and after the Purchase Closing. During the Ramp-up Period, certain percentages of Inland's rights to Production Time shall be assigned to Bethlehem and certain rights and payment obligations corresponding thereto shall be assumed by Bethlehem in accordance with the Transfer Agreement. During the Ramp-up Period, Production Time assigned to Bethlehem shall be reassigned to Inland upon the occurrence of certain events specified in the Transfer Agreement and payment obligations corresponding thereto shall be allocated pro rata between Inland and Bethlehem for the month of reassignment in accordance with the Transfer Agreement."

Coating Agreement dated October 15. 1984 between Inland Steel Company and
-------------------------------------------------------------------------
Walbridge Coatings. An Illinois Partnership:
-------------------------------------------

     The first sentence of Section 3.2, Reserved Production Time, is hereby
                                        ------------------------
amended by deleting the reference to "one-half" and substituting therefor:

     "(a) until the commencement of the Ramp-up Period, one-half, (b) during the Ramp-up Period, one-half minus the product of fifty percent times the
                              -----
     percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled to pursuant to the Transfer Agreement, and
     (c) on and after the Purchase Closing, one-half minus the product of fifty
                                                     -----
     percent times the Purchase Percentage,".

     The third sentence of clause (a) of Section 4.3, Fixed Cost Advances, which
                                                      -------------------
was added to Section 4.3 by the Further Amendments to Definitive Agreements dated as of July 24, 1986, is hereby amended by deleting the words "twenty-five percent (25%)" and substituting the following:

          "(i) until the commencement of the Ramp-up Period, twenty-five percent, (ii) during the Ramp-up Period, twenty-five percent minus the
                                                                  -----
     product of twenty-five percent times the percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the Purchaser used any or all of such Production Time), and

Dated as of April 23,1992
Page 7


     (iii) on and after the Purchase Closing, twenty-five percent minus the
                                                                  -----
     product of twenty-five percent times the Purchase Percentage,"

     Section 5.1(a), Scheduling of Production Time, is hereby amended by adding
                     -----------------------------
the following at the end thereof:

     "Purchaser shall be required to reduce its Production Forecasts by or otherwise reflect therein the transfer of the amounts of any Production Time to which the other Primary Purchaser has or will become entitled pursuant to the Transfer Agreement during the Forecast Period."

     Paragraph (a) of Section 5.2, Production Priorities, is hereby deleted and
                                   ---------------------
replaced with the following:

          "(a) In scheduling available Production Time for EG Services during each month, the Partnership shall give priority to purchase orders of Purchaser for EG Services up to the amount of Production Time for EG Services set forth in the timely Firm Order of Purchaser, for such month, provided that (a) Purchaser's right of priority for EG Services shall be limited to (x) until the commencement of the Ramp-up Period, one-half, (y) during the Ramp-up Period, one-half minus the product of fifty percent
                                         -----
     times the percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement, and (z) on and after the Purchase Closing, one-half minus the product of
                                                         -----
     fifty percent times the Purchase Percentage, of all available Production Time during such month and (b) Purchaser shall have a right of first refusal for additional EG Services for all or part of the available Production Time not reserved by the timely Firm Order for EG Services of the other Primary Purchaser under its Coating Agreement. To the extent that the Firm Orders of the Primary Purchasers for EG Product do not exceed the available Production Time of the EG Facility, operator shall give priority to purchase orders of Purchaser for Z Services up to the amount of Production Time for Z Services set forth in the timely Firm Order of Purchaser for such month, provided that (i) Purchaser's right of priority for EG Services and Z Services in the aggregate shall be limited to (x) until the commencement of the Ramp-up Period, one-half, (y) during the Ramp-up Period, one-half minus the product of fifty percent times the
                              -----
     percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement, and (z) on and after the Purchase Closing, one-half minus the product of fifty
                                                 -----
     percent times the Purchase Percentage, of all available Production Time during such month and (ii) Purchaser shall have a right of first refusal for additional Z Services for all or part of the

Dated as of April 23,1992
Page 8


     available Production Time not reserved by the timely Firm Order for Z Services of the other Primary Purchaser under its Coating Agreement. Such rights of first refusal shall be exercisable by Purchaser by giving notice to the Partnership not less than five days after receipt of the Production Forecast of the other Primary Purchaser for such month. Each such right of first refusal shall expire upon the expiration of such five-day period. Purchaser acknowledges that the Coating Agreement with the other Primary Purchaser contains similar rights of first refusal for the benefit of the other Primary Purchaser with respect to available Production Time not reserved by the timely Firm Order of Purchaser."

     The first sentences of Section 5.3, Reduced Production and Yield Loss
                                         ---------------------------------
Rebates, and of Section 5.4, Rebates of Unabsorbed Costs, are hereby amended by
-------                      ---------------------------
deleting the words "one-half of such amount to each of them" and substituting the following:

     "(a) in connection with periods prior to the commencement of the Ramp-up Period, one-half of such amount to each of them, (b) in connection with periods during the Ramp-up Period, one-half minus the product of fifty
                                                 -----
     percent times the percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement to the Purchaser, and one-half minus the product of fifty percent
                                              -----
     times the percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement to the other Primary Purchaser (in each case regardless of whether the other Primary Purchaser uses any or all of such Production Time), and (c) in connection with periods on and after the Purchase Closing, one-half minus the product of fifty percent times the Purchase Percentage to the
     -----
     Purchaser and one-half plus the product of fifty percent times the Purchase
                            ----
     Percentage to the other Primary Purchaser."

     The first sentence of Section 6.2, EG Fixed Portion, is hereby deleted and
                                        ----------------
replaced with the following:

     "The Fixed Portion of the Coating Fee shall be (a) until the commencement of the Ramp-up Period, fifty percent, (b) during the Ramp-up Period, fifty percent minus the Product of fifty percent times the percentage of the
             -----
     Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the other Primary Purchaser uses any or all of such Production Time), and (c) on and after the Purchase Closing, fifty percent minus the product of fifty
                                                      -----
     percent times the Purchase Percentage, of the Fixed Portion of the Operator's Fee provided in Section 6.2 of the Operating Agreement
                                -----------

Dated as of April 23,1992
Page 9


     (including without limitation any adjustments thereto pursuant to Section
                                                                       -------
     6.5 of the Operating Agreement). The Fixed Portion of the Coating Fee shall
     ---
     be payable to the Partnership by Purchaser monthly on or before the last business day of each calendar month in such a manner that the payment funds are available to the Partnership not later than the end of such month."

     The second sentence of Section 6.2, EG Fixed Portion, is hereby amended by
                                         ----------------
deleting the reference to "Section 6.2(b)(i) of the Operating Agreement" and
                           -----------------
substituting therefor "Section 6.2(b) of the Operating Agreement."
                       --------------

     The last sentences of Section 6.2, EG Fixed Portion, and of Section 6.9,
                                        ----------------
Fixed Financing Costs Payments, which were added to Sections 6.2 and 6.9 by the
--------------------------------
Further Amendments to Definitive Agreements dated as of July 24, 1986, are hereby amended by deleting the words "twenty-five percent (25%)" and substituting the following:

          "(a) until the commencement of the Ramp-up Period, twenty-five percent, (b) during the Ramp-up Period, twenty-five percent minus the
                                                                 -----
     product of twenty-five percent times the percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement (regard less of whether the other Primary Purchaser uses any or all of such Production Time), and (c) on and after the Purchase Closing, twenty-five percent minus the product of
                                                     -----
     twenty-five percent times the Purchase Percentage,"

     The first sentence of Section 6.9, Fixed Financing Costs Payments, is
                                        ------------------------------
hereby deleted and replaced with the following:

     "During each Reporting Period of each Financing Costs Payment Period, Purchaser shall pay to the Partnership a sum (the "Fixed Financing Costs Payment") equal to (a) until the commencement of the Ramp-up Period, twenty-five percent, (b) during the Ramp-up Period, twenty-five percent minus the product of twenty-five percent times the percentage of the
     -----
     Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the other Primary Purchaser uses any or all of such Production Time), and (c) on and after the Purchase Closing, twenty five percent minus the product of twenty-five percent times the Purchase Percentage, of the Financing Costs incurred by the Partnership for the particular Financing Costs Payment Period under the Permanent Financing Agreement multiplied by the number of days during such Reporting Period and divided by the number of days between the date of the

Dated as of April 23,1992
Page 10


     immediately preceding payment of Permanent Financing and the due date of the next forthcoming payment of Permanent Financing."

     Clause (A) of Section 6.10, Per Ton Financing Costs Payments, is hereby
                                 --------------------------------
amended by deleting the reference to "fifty percent" and substituting therefor:

     "(x) until the commencement of the Ramp-up Period, fifty percent, (y) during the Ramp-up Period, fifty percent minus the product of fifty percent
                                              -----
     times the percentage of the Purchaser's rights to Production Time to which the other Primary Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the other Primary Purchaser uses any or all of such Production Time), and (z) on and after the Purchase Closing, fifty percent minus the product of fifty percent times the Purchase Percentage,"
     -----

     Section 7.7, Assignment, is hereby amended by adding the following at the
                  ----------
end thereof:

     "As of the Purchase Closing a portion equal to the Purchase Percentage of Inland's right to Production Time under this Agreement shall be transferred to Bethlehem and all rights, liabilities and obligations corresponding thereto and arising thereafter in the Partnership and under this Agreement shall be transferred to and assumed by Bethlehem. Payment obligations for any payment period and any other calculations with respect to a period of time which includes the Purchase Closing shall be calculated pro-rata in proportion to the respective interests of Inland and Bethlehem under this Agreement before as compared with on and after the Purchase Closing. During the Ramp-up Period, certain percentages of Inland's rights to Production Time shall be assigned to Bethlehem and certain rights and payment obligations corresponding thereto shall be assumed by Bethlehem in accordance with the Transfer Agreement. During the Ramp-up Period, Production Time assigned to Bethlehem shall be reassigned to Inland upon the occurrence of certain events specified in the Transfer Agreement and payment obligations corresponding thereto shall be assumed by Inland. If such reassignment occurs on other than the first day of any month, payment obligations corresponding to reassigned Production Time shall be allocated pro rata between Inland and Bethlehem for the month of reassignment in accordance with the Transfer Agreement. Inland and Bethlehem shall promptly notify the Partnership of any assignment or reassignment of Production Time and any payment obligations to be assumed by Bethlehem and/or Inland corresponding thereto."

Dated as of April 23,1992
Page 11


Coating Agreement dated October 15, 1984 between Bethlehem Steel Corporation and
--------------------------------------------------------------------------------
Walbridge Coatings, An Illinois Partnership:
-------------------------------------------

     The first sentence of Section 3.2, Reserved   Production Time, is hereby
                                        --------------------------
amended by deleting the reference to "one-half" and substituting therefor:

     "(a) until the commencement of the Ramp-up Period, one-half, (b) during the Ramp-up Period, one-half plus the product of fifty percent times the
                              ----
     percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement, and (c) on and after the Purchase Closing, one-half plus the product of fifty
                                                 ----
     percent times the Purchase Percentage,".

     The third sentence of clause (a) of Section 4.3, Fixed Cost Advances, which
                                                      -------------------
was added to Section 4.3 by the Further Amendments to Definitive Agreements dated as of July 24, 1986, is hereby amended by deleting the words "twenty-five percent (25%)" and substituting the following:

          "(i) until the commencement of the Ramp-up Period, twenty-five percent, (ii) during the Ramp-up Period, twenty-five percent plus the
                                                                  ----
     product of twenty-five percent times the percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the Purchaser used any or all of such Production Time), and (iii) on and after the Purchase Closing, twenty-five percent Plus the product of twenty-five
                                           ----
     percent times the Purchase Percentage,"

     Section 5.1(a), Scheduling of Production Time, is hereby amended by adding
                     -----------------------------
the following at the end thereof:

     "Purchaser shall be entitled, but shall not be required, to include in its Production Forecasts any Production Time requirements to which it has or will become entitled pursuant to the Transfer Agreement during the Forecast Period."

     Paragraph (a) of Section 5.2, Production Priorities, is hereby deleted and
                                   ---------------------
replaced with the following:

     "(a) In scheduling available Production Time for EG services during each month, the Partnership shall give priority to purchase orders of Purchaser for EG Services up to the amount of Production Time for EG Services set forth in the timely Firm Order of Purchaser for such month, provided that
     (a) Purchaser's right of priority for EG Services shall be limited to (x) until the commencement of the Ramp-up Period, one-half, (y) during the Ramp-up Period, one-half plus the product of fifty percent
                              ----

Dated as of April 23,1992
Page 12


     times the percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement, and (z) on and after the Purchase Closing, one-half plus the product of
                                                         ----
     fifty percent times the Purchase Percentage, of all available Production Time during such month and (b) Purchaser shall have a right of first refusal for additional EG Services for all or part of the available Production Time not reserved by the timely Firm Order for EG Services of the other Primary Purchaser under its Coating Agreement. To the extent that the Firm Orders of the Primary Purchasers for EG Product do not exceed the available Production Time of the EG Facility, Operator shall give priority to purchase orders of Purchaser for Z Services up to the amount of Production Time for Z Services set forth in the timely Firm Order of Purchaser for such month, provided that (i) Purchaser's right of priority for EG Services and Z Services in the aggregate shall be limited to (x) until the commencement of the Ramp-up Period, one-half, (y) during the Ramp-up Period, one-half Plus the product of fifty percent times the
                              ----
     percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement, and (z) on and after the Purchase Closing, one-half plus the product of fifty
                                                 ----
     percent times the Purchase Percentage, of all available Production Time during such month and (ii) Purchaser shall have a right of first refusal for additional Z Services for all or part of the available Production Time not reserved by the timely Firm Order for Z Services of the other Primary Purchaser under its Coating Agreement. Such rights of first refusal shall be exercisable by Purchaser by giving notice to the Partnership not less than five days after receipt of the Production Forecast of the other Primary Purchaser for such month. Each such right of first refusal shall expire upon the expiration of such five-day period. Purchaser acknowledges that the Coating Agreement with the other Primary Purchaser contains similar rights of first refusal for the benefit of the other Primary Purchaser with respect to available Production Time not reserved by the timely Firm Order of Purchaser."

     The first sentences of Section 5.3, Reduced Production and Yield Loss
                                         ---------------------------------
Rebates, and of Section 5.4, Rebates of Unabsorbed Costs, are hereby amended by
-------                      ---------------------------
deleting the words "one-half of such amount to each of them" and substituting the following:

     "(a) in connection with periods prior to the commencement of the Ramp-up Period, one-half of such amount to each of them, (b) in connection with periods during the Ramp-up Period, one-half Plus the product of fifty
                                                 ----
     percent times the percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement to the Purchaser and one-half minus the product of fifty percent
                                             -----
     times the percentage of the other Primary Purchaser's rights

Dated as of April 23, 1992
Page 13


     to Production Time to which the Purchaser is entitled pursuant to the Transfer Agree ment to the other Primary Purchaser (in each case regardless of whether the Purchaser uses any or all of such Production Time), and (c) in connection with periods on and after the Purchase Closing, one-half plus
                                                                            ----
     the product of fifty percent times the Purchase Percentage to the Purchaser and one-half minus the product of fifty percent times the Purchase
                  -----
     Percentage to the other Primary Purchaser."

     The first sentence of Section 6.2, EG Fixed Portion, is hereby deleted and
                                        ----------------
replaced with the following:

     "The Fixed Portion of the Coating Fee shall be (a) until the commencement of the Ramp-up Period, fifty percent, (b) during the Ramp-up Period, fifty percent plus the product of fifty percent times the percentage of the other
             ----
     Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the Purchaser uses any or all of such Production Time), and (c) on and after the Purchase Closing, fifty percent plus the product of fifty percent times the Purchase Percentage, of the Fixed Portion of the operator's Fee provided in Section 6.2 of the Operating Agreement (including without
                 -----------
     limitation any adjustments thereto pursuant to Section 6.5 of the Operating
                                                    -----------
     Agreement). The Fixed Portion of the Coating Fee shall be payable to the Partnership by Purchaser monthly on or before the last business day of each calendar month, in such a manner that the payment funds are available to the Partnership not later than the end of such month."

     The second sentence of Section 6.2, EG Fixed Portion, is hereby amended by
                                         ----------------
deleting the reference to "Section 6.2(b)(i) of the Operating Agreement" and
                          ------------------
substituting therefor "Section 6.2(b) of the Operating Agreement."
                       --------------

     The last sentences of Section 6.2, EG Fixed Portion, and of Section 6.9,
                                        -----------------
Fixed Financing Costs Payments, which were added to Sections 6.2 and 6.9 by the
------------------------------
Further Amendments to Definitive Agreements dated as of July 24, 1986, are hereby amended by deleting the words "twenty-five percent (25%)" and substituting the following:

     "(a) until the commencement of the Ramp-up Period, twenty-five percent, (b) during the Ramp-up Period, twenty-five percent plus the product of twenty-
                                                    ----
     five percent times the percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the Purchaser used any or all of such Production Time), and (c) on and after

Dated as of April 23, 1992
Page 14


     the Purchase Closing, twenty-five percent Plus the product of twenty-five
                                               ----
     percent times the Purchase Percentage,"

     The first sentence of Section 6.9, Fixed Financing Costs Payments, is
                                        ------------------------------
hereby deleted and replaced with the following:

     "During each Reporting Period of each Financing Costs Payment Period, Purchaser shall pay to the Partnership a sum (the "Fixed Financing Costs Payment") equal to (a) until the commencement of the Ramp-up Period, twenty-five percent, (b) during the Ramp-up Period, twenty-five percent plus the product of twenty-five percent times the percentage of the other
     ----
     Primary Purchaser's rights to Production Time to which the Purchaser, is entitled pursuant to the Transfer Agreement (regardless of whether the Purchaser uses any or all of such Production Time), and (c) on and after the Purchase Closing, twenty-five percent plus the product of twenty-five
                                               ----
     percent times the Purchase Percentage, of the Financing Costs incurred by the Partnership for the particular Financing Costs Payment Period under the Permanent Financing Agreement multiplied by the number of days during such Reporting Period and divided by the number of days between the date of the immediately preceding payment of Permanent Financing and the due date of the next forthcoming payment of Permanent Financing."

     Clause (A) of Section 6.10, Per Ton Financing Costs Payments, is hereby
                                 --------------------------------
amended by deleting the reference to "fifty percent" and substituting therefor:

     "(x) until the commencement of the Ramp-up Period, fifty percent, (y) during the Ramp-up Period, fifty percent plus the product of fifty percent
                                              ----
     times the percentage of the other Primary Purchaser's rights to Production Time to which the Purchaser is entitled pursuant to the Transfer Agreement (regardless of whether the Purchaser uses any or all of such Production
     Time), and (z) on and after the Purchase Closing, fifty percent plus the
                                                                     ----
     product of fifty percent times the Purchase Percentage,".

     Section 7.7, Assignment, is hereby amended by adding the following at the
                  ----------
end thereof:

     "As of the Purchase Closing a portion equal to the Purchase Percentage of Inland's right to Production Time arising under the Coating Agreement dated the date hereof between Inland and the Partnership shall be transferred to Bethlehem and all rights, liabilities and obligations corresponding thereto and arising thereafter in the Partnership and under such Coating Agreement shall be transferred to' and assumed by Bethlehem. Payment obligations for any payment period and any other

Dated as of April 23, 1992
Page 15


     calculations with respect to a period of time which includes the Purchase Closing shall be calculated pro-rata in proportion to the respective interests of Inland and Bethlehem under such Coating Agreement before as compared with on and after the Purchase Closing. During the Ramp-up Period, certain percentages of Inland's rights to Production Time shall be assigned to Bethlehem and certain rights and payment obligations corresponding thereto shall be assumed by Bethlehem in accordance with the Transfer Agreement. During the Ramp-up Period, Production Time assigned to Bethlehem shall be reassigned to Inland upon the occurrence of certain events specified in the Transfer Agreement and payment obligations corresponding thereto shall be assumed by Inland. If such reassignment occurs on other than the first day of any month, payment obligations corresponding to reassigned Production Time shall be allocated pro rata between Inland and Bethlehem for the month of reassignment in accordance with the Transfer Agreement. Inland and Bethlehem shall promptly notify the Partnership of any assignment or reassignment of Production Time and any payment obligations to be assumed by Bethlehem and/or Inland corresponding thereto."

Operating Agreement:
-------------------

     Section 11.7, Assignment, is amended by adding the following at the end
                   ----------
thereof:

     "As of the Purchase Closing a portion equal to the Purchase Percentage of Inland's, Inland EG's and Inland Industries' (if any) rights, liabilities and obligations arising thereafter in the Partnership and under this Agreement shall be transferred to and assumed by Bethlehem and EGL Steel. If the Purchase Closing occurs on other than the first day of any month, payment obligations corresponding to Production Time assigned pursuant to the Purchase Closing shall be allocated pro rata between Inland and Bethlehem in accordance with the number of days Inland and Bethlehem are entitled to such Production Time during the month in which such Purchase Closing occurs. Payment obligations for any period and any other calculations with respect to a period of time which includes the Purchase Closing shall be calculated pro-rata in proportion to the respective interests of the Inland parties and the Bethlehem parties under this Agreement before as compared with on and after the Purchase Closing. During the Ramp-up Period, certain percentages of Inland's rights to Production Time shall be assigned to Bethlehem and certain rights and payment obligations corresponding thereto shall be assumed by Bethlehem in accordance with the Transfer Agreement. During the Ramp-up Period, Production Time assigned to Bethlehem shall be reassigned to Inland upon the occurrence of certain events specified in the Transfer Agreement and payment obligations corresponding thereto

Dated as of April 23, 1992
Page 16


     shall be assumed by Inland. If such reassignment occurs on other than the first day of any month, payment obligations corresponding to reassigned Production Time shall be allocated pro rata between Inland and Bethlehem for the month of reassignment in accordance with the Transfer Agreement. Upon notification by Bethlehem and Inland of any assignment or reassignment of Production Time, the Partnership shall promptly notify PFM EG of such assignment or reassignment and any payment obligations to be assumed by Bethlehem and/or Inland corresponding thereto."

     Section 7.3(c), Allocation of Remaining Revenues, is hereby amended by
                     --------------------------------
adding the following at the end thereof:

     "in connection with periods prior to the Ramp-up Period or after Purchase Closing, and in proportion to their respective rights to Production Time during the Ramp-up Period."

     Exhibit 4, Items Included in Fixed Portion of Operator's Fee, is hereby
                -------------------------------------------------
amended by adding the following at the end thereof:

     "(iii) those extraordinary shutdown fees or such other fees or costs which in each case have been or are unanimously approved in writing by the Management Committee to be included in the Fixed Portion of the Operator's Fee."

     Exhibit 5, Items Included in Variable Portion of Operator's Fee, is hereby
                ----------------------------------------------------
amended by adding the following at the end thereof:

     "(ix) those surcharges or other fees or costs which in each case have been or are unanimously approved in writing by the Management Committee to be included in the Variable Portion Fee per Ton of EG Product."

     In order to clarify the grammar of the first clause of section (a) of
Exhibit 6, Productivity and Quality Standards, and without implying any
           ----------------------------------
substantive change to such clause, section or Exhibit, or any effect upon prior waivers of or amendments to such clause, section or Exhibit, such clause is hereby deleted and replaced with the following restatement:

     "(a) The Partnership shall cause the Primary Purchasers to order EG Services and Z Services in a reasonably level manner so that excessive productivity demands will not be placed on Operator's operation of the EG Facility during any unit of time. To the extent that any purchase orders from Primary Purchasers for EG Services to be

Dated as of April 23, 1992
Page 17


     rendered during any unit of time, converted to Standard Tons, exceed the number of Tons of Reference Strip included in the Design Capacity of the EG Facility for such unit of time, divided by 965, such Purchase Orders shall be disregarded for purposes of this Exhibit 6. Subject to the foregoing and
                                         ---------
     to Paragraph (d) of this Exhibit 6, if during the Normal Operations
        -------------         ---------
     Period:"

     All other terms and conditions of the Definitive Agreements not amended hereby shall remain in full force and effect.

     Anything in these Amendments to Definitive Agreements to the contrary notwithstanding, Inland shall continue to pay the part of the Fixed Portion of the Coating Fee and Fixed Financing costs Payments which shall have been the responsibility of Bethlehem and EGL Steel as a result of any assignment of Production Time to Bethlehem and EGL Steel under Section 3.1 of the Transfer Agreement for all periods until the earlier of the date of the Purchase Closing or the date of the return of such Production Time to Inland pursuant to Section
6.1 of the Transfer Agreement or otherwise, provided, however, that Bethlehem
                                            --------  -------
and EGL steel shall reimburse Inland on the earlier of such dates for all amounts which are the responsibility of Bethlehem and EGL Steel under Section
3.1 or Section 6.1 of the Transfer Agreement but which shall have been paid by Inland in accordance with this sentence. Anything in these Amendments to Definitive Agreements to the contrary notwithstanding, except as provided below, all of these Amendments to Definitive Agreements shall become null and void in the event that the Inland Production Time which was theretofore assigned to Bethlehem and EGL Steel under Section 3.1 of the Transfer Agreement shall be returned to Inland in accordance with Section 6.1 of the Transfer Agreement or otherwise; provided, further, that these Amendments to Definitive Agreements
           -----------------
shall be automatically reinstated in the event that Bethlehem and EGL Steel shall require a Purchase Closing to occur under Section 6.2 of the Transfer Agree ment. Bethlehem and EGL Steel shall, however, remain liable for payment of the Fixed Portion of the Coating Fee and Fixed Financing Costs Payments in accordance with the first sentence of this paragraph and, with respect to Production Time actually used by Bethlehem and EGL Steel, the Variable Portions of the Coating Fee and Per Ton Financing Cost Payments of Production Time, which had been assigned to Bethlehem and EGL Steel under the Transfer Agreement, through the date of the return of any such Production Time to Inland; provided
                                                                      --------
that to the extent Production Time is reassigned to Inland pursuant to the terms of Section 6.1 on other than the first day of any month, the Fixed Portion of the Coating Fee and Fixed Financing Costs Payments associated with such reassigned Production Time shall be allocated pro rata between Inland and
                                              --- ----
Bethlehem and EGL Steel in accordance with the number of days Inland and Bethlehem are entitled to such reassigned Production Time during the month in which such reassignment of Production Time occurred.

     Bethlehem, EGL Steel, Inland Industries, Inland and Inland EG agree that the differences between these Amendments to Definitive Agreements and the form of such amendments attached

Dated as of April 23, 1992
Page 18


as Exhibit F to the Transfer Agreement are all "non-material changes" necessary to consummate the transactions contemplated by the Transfer Agreement for purposes of Sections 8.2 and 8.3 of the Transfer Agreement.

Dated as of April 23, 1992
Page 19


     In order to evidence such amendments, please sign two counterpart copies of this letter at the location indicated below, and return such counterparts to the Walbridge headquarters offices.

                            Very truly yours,

                            WALBRIDGE COATINGS, AN
                            ILLINOIS PARTNERSHIP

                            By:  PRE FINISH METALS (EG)
                                    INCORPORATED
                                 General Partner

                            By:_______________________________


                            By:  EGL STEEL INC.
                                 General Partner

                            By:_______________________________


                            By:  INLAND STEEL ELECTROGALVANIZING
                                    CORPORATION
                                 General Partner

                            By:_______________________________

Dated as of April 23, 1992
Page 18


     In order to evidence such amendments, please sign two counterpart copies of this letter at the location indicated below, and return such counterparts to the Walbridge headquarters offices.

                            Very truly yours,

                            WALBRIDGE COATINGS, AN
                            ILLINOIS PARTNERSHIP

                            By:  PRE FINISH METALS (EG)
                                    INCORPORATED
                                 General Partner

                            By:_______________________________


                            By:  EGL STEEL INC.
                                 General Partner

                            By:_______________________________


                            By:  INLAND STEEL ELECTROGALVANIZING
                                    CORPORATION
                                 General Partner

                            By:_______________________________

Dated as of April 23, 1992
Page 18


     In order to evidence such amendments, please sign two counterpart copies of this letter at the location indicated below, and return such counterparts to the Walbridge headquarters offices.

                            Very truly yours,

                            WALBRIDGE COATINGS, AN
                            ILLINOIS PARTNERSHIP

                            By:  PRE FINISH METALS (EG)
                                    INCORPORATED
                                 General Partner

                            By:_______________________________


                            By:  EGL STEEL INC.
                                 General Partner

                            By:_______________________________


                            By:  INLAND STEEL ELECTROGALVANIZING
                                    CORPORATION
                                 General Partner

                            By:_______________________________

Dated as of April 23, 1992
Page 19



Agreed as of the 23/rd/ day
    of April, 1992.

EGL STEEL INC.

By:_______________________________

BETHLEHEM STEEL CORPORATION

By:_______________________________

INLAND STEEL ELECTROGALVANIZING
CORPORATION

By:_______________________________

INLAND STEEL COMPANY

By:_______________________________

INLAND STEEL INDUSTRIES, INC.

By:_______________________________

PRE FINISH METALS (EG) INCORPORATED

By:_______________________________

PRE FINISH METALS INCORPORATED

By:_______________________________

MATERIAL SCIENCES CORPORATION

By:_______________________________

Dated as of April 23, 1992
Page 19

Agreed as of the 23/rd/ day
    of April, 1992.

EGL STEEL INC.

By:_______________________________

BETHLEHEM STEEL CORPORATION

By:_______________________________

INLAND STEEL ELECTROGALVANIZING
CORPORATION

By:_______________________________

INLAND STEEL COMPANY

By:_______________________________

INLAND STEEL INDUSTRIES, INC.

By:_______________________________

PRE FINISH METALS (EG) INCORPORATED

By:_______________________________

PRE FINISH METALS INCORPORATED

By:_______________________________

MATERIAL SCIENCES CORPORATION

By:_______________________________

Dated as of April 23, 1992
Page 19


Agreed as of the 23/rd/ day
    of April, 1992.

EGL STEEL INC.

By:_______________________________

BETHLEHEM STEEL CORPORATION

By:_______________________________

INLAND STEEL ELECTROGALVANIZING
CORPORATION

By:_______________________________

INLAND STEEL COMPANY

By:_______________________________

INLAND STEEL INDUSTRIES, INC.

By:_______________________________

PRE FINISH METALS (EG) INCORPORATED

By:_______________________________

PRE FINISH METALS INCORPORATED

By:_______________________________

MATERIAL SCIENCES CORPORATION

By:_______________________________